UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2026

TD SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California
(Address of principal executive offices)

94538
(Zip Code)

(510) 668-3400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On January 21, 2026, TD SYNNEX Corporation ("TD SYNNEX"), its subsidiaries that are originators thereunder and its subsidiary - SIT Funding LLC (“SIT”) - which is the borrower thereunder, amended TD SYNNEX’s accounts receivable securitization program (the “Trade Receivables Securitization”) by entering into the Seventh Omnibus Amendment to the Fifth Amended and Restated Receivables Funding and Administration Agreement (the “RFA”) and the Third Amended and Restated Receivables Sale and Servicing Agreement (the “SSA”), (the “Amendment”), among TD SYNNEX, SIT, the subsidiary originators, the lenders and managing agents party thereto, and The Toronto-Dominion Bank Ltd., as administrative agent (the “Administrative Agent”).
Among other things, the modifications provided by the Amendment include extending the maturity date of the Trade Receivables Securitization to January 20, 2028. The lenders were paid an upfront fee in connection with the Amendment.
The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment which is attached hereto and filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1+
Seventh Omnibus Amendment to the Fifth Amended and Restated Receivables Funding and Administration Agreement and the Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of January 21, 2026 by and among SIT Funding LLC, TD SYNNEX Corporation, the originators party thereto, the lenders and managing agents party thereto and the Toronto-Dominion Bank, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
+Schedules (or similar attachments) and certain information have been omitted pursuant to Items 601(a)(5), 601(a)(6) and/or 601(b)(10)(iv) of Regulation S-K. TD SYNNEX hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request; provided, however, that TD SYNNEX may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2026	TD SYNNEX CORPORATION

	By:	/s/ David Jordan
David Jordan
Chief Financial Officer